UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 17, 2012

                               IMAGINE MEDIA, LTD.
                               -------------------
             (Exact name of Registrant as specified in its charter)



     Delaware                        000-53316                 26-0731818
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)

                        3030 Old Ranch Parkway, Suite 350
                              Seal Beach, CA 90740
                   -----------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (562) 280-0483

                                      N/A
               ------------------------------------------------
                (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03  Amendment to Articles of  Incorporation  or Bylaws,  Change in Fiscal
           Year

      On January 17, 2012 the Company's Board of Directors, pursuant to Section 253 of the General Corporation Law of Delaware, amended the Company's Certificate of Incorporation to change the name of the Company from Imagine Media, Ltd. to TransBiotec, Inc.

      The name change will become effective in the over-the-counter markets following notification by FINRA of the effective date of the name change.



















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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 26, 2012

                                 IMAGINE MEDIA, LTD.



                                 By:  /s/ Charles Bennington
                                     --------------------------------------
                                     Charles Bennington, Chief Executive Officer

















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